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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 15, 1998, included in Amendment No. 1 to Cowlitz Bancorporation's Form S-1 registration statement (File No. 333-44355).


                                          ARTHUR ANDERSEN LLP

Portland, Oregon
March 11, 1998